Collateral Stratification Report Mastr 03-5 G4 PRELIM

Pool Summary

Number of Loans:

825

Current Balance:

$395,343,965.50

Average Loan Balance:

$479,204.81

Minimum Balance:

$322,678.45

Maximum Balance:

$1,000,000.00

WA Net WAC:

5.8401

WA Original Term:

360

WA Seasoning:

2

WA Remaining Term:

358

WA OLTV:

66.93

NON-ZERO WA Servicing:

0.2605

NON-ZERO WA FICO:

730

NON-ZERO WA DTI:

30.43%

LTV > 80%:

2.61

Lien Position- First:

100.00%

Loans with Prepay Penalties:

0.15

LPMI Loans:

0.00°/

LPMI Count:

0

Latest Stated Maturity:

20330501

Original Balance		# of Loans	Aggregate Balance	% of Aggregate Balance
$300,001.	- $350,000.	68	$23,076,550	5.84
$350,001.	- $400,000.	198	74,543,659	18.86
$400,001.	- $450,000.	159	67,537,473	17.08
$450,001.	- $500,000.	132	62,951,175	15.92
$500,001.	- $550,000.	83	43,613,152	11.03
$550,001.	- $600,000.	67	38,655,057	9.78
$600,001.	- $650,000.	55	34,627,810	8.76
$650,001.	- $700,000.	17	11,506,868	2.91
$700,001.	- $750,000.	16	11,699,064	2.96
$750,001.	- $800,000.	5	3,948,652	1.00
$800,001.	- $850,000.	3	2,439,202	0.62
$850,001.	- $900,000.	5	4,267,720	1.08
$900,001.	- $950,000.	5	4,652,474	1.18
$950,001.	- $1,000,000.	12	11,825,111	2.99
Total:		825	$395,343,966	100.00%
Minimum:	323,000.00
Maximum:	1,000,000.00
Average Original Bal:	480,731.03
Count: 825.

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

Weighted Average Coupon	# of Loans	Aggregate Balance	% of Aggregate Balance
5.251% - 5.375%	2	$942,517	0.24
5.376% - 5.500%	9	4,173,523	1.06
5.501% - 5.625%	10	5,210,745	1.32
5.626% - 5.750%	58	28,243,640	7.14
5.751% - 5.875%	134	65,177,571	16.49
5.876% - 6.000%	202	95,976,454	24.28
6.001% - 6.125%	138	66,711,195	16.87
6.126% - 6.250%	108	50,793,685	12.85
6.251% - 6.375%	94	43,878,069	11.10
6.376% - 6.500%	37	17,932,964	4.54
6.501% - 6.625%	11	4,738,889	1.20
6.626% - 6.750%	10	5,653,490	1.43
6.751% - 6.875%	6	3,299,770	0.83
6.876% - 7.000%	1	475,061	0.12
7.001% - 7.125%	3	1,350,883	0.34
7.126% - 7.250%	1	336,424	0.09
7.376% - 7.500%	1	449,086	0.11
Total:	825	$395,343,965	100.00%
Minimum: 5.3750
Maximum: 7.5000
Weighted Average: 6.1007%

Loan To Value Ratio	# of Loans	Aggregate Balance	% of Aggregate Balance
50.00% 50.000%	99	$50,720,824	12.83
50.001% - 55.000%	46	22,771,313	5.76
55.001% - 60.000%	51	24,083,078	6.09
60.001% - 65.000%	90	44,768,852	11.32
65.001% - 70.000%	132	65,003,506	16.44
70.001% - 75.000%	120	58,239,632	14.73
75.001% - 80.000%	263	119,438,801	30.21
80.001% - 85.000%	5	1,940,279	0.49
85.001% - 90.000%	13	5,735,686	1.45
90.001% - 95.000%	6	2,641,995	0.67
Total:	825	$395,343,965	100.00%
Minimum: 15.8800
Maximum: 95.0000
Weighted Average: 66.9308

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

Property Type	# of Loans	Aggregate Balance	% of Aggregate Balance
Single Family PU D Condominium Two- to Four Family Coop	619 161 25 16 4	$298,375,488 72,731,654 11,839,071 10,229,829 2,167,923	75.47% 18.40 2.99 2.59 0.55
Total:	825	$395,343,965	100.00%

Loan Purpose	# of Loans	Aggregate Balance	% of Aggregate Balance
Rate/Term Refinance Cash Out Refinance Purchase	517 165 143	$251,536,859 76,194,866 67,612,240	63.62% 19.27 17.10
Total:	825	$395,343,965	100.00%

Owner Occupancy Status	# of Loans	Aggregate Balance	% of Aggregate Balance
Primary Secondary Investor	801 19 5	$382,051,000 9,465,075 3,827,891	96.64[0]% 2.39 0.97
Total:	825	$395,343,965	100.00%

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

Remaining Term to Maturity	# of Loans	Aggregate Balance	% of Aggregate Balance
295	1	$332,670	0.08
340	1	498,409	0.13
344	1	745,504	0.19
346	3	1,712,072	0.43
347	3	1,130,992	0.29
348	1	608,601	0.15
350	4	1,802,937	0.46
351	7	2,970,231	0.75
352	11	5,270,080	1.33
353	8	3,325,956	0.84
354	24	11,005,981	2.78
355	48	21,537,772	5.45
356	51	22,768,140	5.76
357	35	16,261,117	4.11
358	115	52,823,995	13.36
359	497	243,004,763	61.47
360	15	9,544,745	2.41
Total:	825	$395,343,965	100.00%
Minimum: 295.00
Maximum: 360.00
Weighted Average: 357.82

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

Geographic Concentration	# of Loans	Aggregate Balance	% of Aggregate Balance
California	387	$194,693,012	49.25%
Massachusetts	77	34,955,707	8.84
Illinois	38	18,077,885	4.57
New York	31	13,288,892	3.36
Colorado	28	12,403,634	3.14
Michigan	25	11,922,269	3.02
Virginia	28	11,801,142	2.99
Arizona	21	8,537,606	2.16
Florida	16	8,078,761	2.04
Maryland	14	6,854,104	1.73
Washington	15	6,496,027	1.64
North Carolina	13	6,390,713	1.62
Texas	11	5,803,171	1.47
Connecticut	12	5,663,867	1.43
Georgia	11	5,282,935	1.34
Pennsylvania	9	4,405,301	1.11
New Jersey	10	3,871,581	0.98
Nebraska	7	3,857,997	0.98
South Carolina	7	3,046,105	0.77
Utah	4	2,268,260	0.57
Minnesota	5	2,124,348	0.54
District of Columbia	4	1,900,336	0.48
Ohio	4	1,798,409	0.45
Missouri	4	1,782,047	0.45
Indiana	4	1,759,168	0.44
Hawaii	3	1,747,327	0.44
Oklahoma	4	1,731,414	0.44
Iowa	4	1,636,800	0.41
Nevada	3	1,627,477	0.41
Oregon	3	1,592,786	0.40
Wisconsin	3	1,295,177	0.33
Rhode Island	3	1,225,110	0.31
Kentucky	2	1,148,839	0.29
New Hampshire	3	1,100,353	0.28
Alabama	2	856,672	0.22
Kansas	2	769,871	0.19
Maine	2	753,388	0.19
Louisiana	2	702,548	0.18
Mississippi	1	648,763	0.16
Vermont	1	648,184	0.16
Delaware	1	431,344	0.11
Tennessee	1	364,637	0.09
Total:	825	$395,343,965	100.00%

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

Document Type	# of Loans	Aggregate Balance	% of Aggregate Balance
Full/Alternative	571	$264,007,694	66.78
Reduced	175	92,329,659	23.35
No Ratio	40	20,080,227	5.08
Streamlined	22	10,995,515	2.78
Limited	10	4,576,403	1.16
Stated Income	7	3,354,466	0.85
Total:	825	$395,343,965	100.00%

FICO Scores	# of Loans	Aggregate Balance % of	Aggregate Balance
Not Available 0	4	$1,740,839	0.44%
551 -600	1	580,866	0.15
601 -650	71	32,566,221	8.24
651 -700	126	62,634,377	15.84
701 -750	269	128,788,801	32.58
751 -800	346	165,383,372	41.83
801 -850	8	3,649,490	0.92
Total:	825	$395,343,965	100.00%
Minimum (not less than 100):	596
Maximum: 813
Weighted Average: 730

ZIP CODE	# of Loans	Aggregate Balance	% of Aggregate Balance
90274	6	$3,881,181	0.98
91302	6	3,522,566	0.89
94539	5	2,745,621	0.69
92130	5	2,719,969	0.69
91108	4	2,680,697	0.68
Other	799	379,793,931	96.07
Total:	825	$395,343,965	100.00%

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

Originator	# of Loans	Aggregate Balance	% of Aggregate Balance
Bank of America	206	$108,848,735	27.53
Bank One	48	24,329,845	6.15
Commercial Federal Bank	117	52,553,055	13.29
Downey Savings	4	1,626,055	0.41
First City Funding	8	6,226,548	1.57
First Magnus	7	3,378,182	0.85
HSBC	65	30,873,664	7.81
Market Street	15	6,968,686	1.76
Nexstar	20	8,624,827	2.18
Plaza Home Mortgage	21	9,449,846	2.39
Provident Funding	130	57,137,232	14.45
Realty Mortgage Corp.	11	4,652,075	1.18
RBC Mortgage	54	26,738,471	6.76
Wachovia Securities	84	38,198,437	9.66
Washington Mutual	35	15,738,309	3.98

Total:	825	$395,343,966		100.00%
Servicers	count	UPB	%	Min Servicing	Max Servicing	WA Servicing	Wa Total Deduction
Bank of America	206	108,848,735	27.53%	0.2500%	0.2500%	0.2500%	0.2500%
Bank One	48	24,329,845	6.15	0.2500	0.2500	0.2500	0.2500
Commercial Federal	117	52,553,055	13.29	0.2500	0.2500	0.2500	0.2500
Downey Savings	4	1,626,055	0.41	0.2500	0.2500	0.2500	0.2500
GMAC	11	4,652,075	1.18	0.2500	0.2500	0.2500	0.2500
HSBC	65	30,873,664	7.81	0.2500	0.2500	0.2500	0.2500
Nexstar	20	8,624,827	2.18	0.2500	0.2500	0.2500	0.2500
Provident Funding	130	57,137,232	14.45	0.2500	0.2500	0.2500	0.2500
Wells Fargo Bank	51	26,023,261	6.58	0.2800	0.2800	0.2800	0.2800
Washington Mutual	173	80,675,217	20.41	0.2900	0.3000	0.2920	0.2920
Total:	825	395,343,966	100.00%	0.2500%	0.3000%	0.2605%	0.2605%

Seller

Minimum: 300.0000

Maximum: 360.0000

Average: 359.7818

Weighted Average: 359.7965

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

Seasoning	# of Loans	Aggregate Balance	% of Aggregate Balance
<= 0	17	$10,468,980	2.65
1 - 3	655	315,864,822	79.90
4-6	125	56,398,430	14.27
7-12	26	11,826,224	2.99
13-24	2	785,511	0.20
Total:	825	$395,343,965	100.00
Minimum: 0.00
Maximum: 14.00
Average: 2.04
Weighted Average: 1.98

Balloon Flag

# of Loans

Aggregate Balance

% of Aggregate Balance

No

825

 $395,343,965

100.00

Total:

825

$395,343,965

100.00

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.